UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

 the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): December 30, 2015

E-World USA Holding, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-173681	45-2898504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9550 Flair Dr, Suite 308, El Monte, CA	91731
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including areas code: (626) 448-3737

_________________________________________________

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

On December 30, 2015, the Registrant terminated its relationship with its independent registered public accounting firm, MaloneBailey, LLP ("MB").

On December 30, 2015, the Board of Directors of the Registrant approved of and ratified the replacement of MB through the engagement of The Pun Group, LLP ("Pun") as its independent auditor.

Neither the Report of MB, Registrant's Auditor on the financial statements of Registrant for the fiscal years ended December 31, 2013 and 2012, nor subsequent interim periods [noting that the Registrant has not filed any financial statements for fiscal year ended December 31, 2015] contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Registration Statement filed on Form S-1 and all amendments thereto for the same periods as well as the Annual Report for December 31, 2013, contained a going concern qualification in the Registrant's audited financial statements.

There were no disagreements or other "reportable events" as that term is described in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K, occurring within the Registrant's two most recent fiscal years and the subsequent interim periods through the date of resignation. It is noted however, that at the request of MB, the Registrant sought and received advice from the staff of the SEC concerning certain audit issues and has agreed to fully comply with the SEC staff's advice in all future financial statements filed with the SEC, including those for which Pun will act as auditor.

During the most recent fiscal year since inception, and the interim periods preceding the engagement, the Registrant has not consulted Pun regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Board of Directors as a whole has not discussed the subject matter of any disagreements with the former accountant, except to acknowledge receipt of and accept MB's resignation and the SEC staff's advice as described above.

The resignation was requested by our Board of Directors but not because of any disagreements with MB.

We have authorized MB to respond fully to the inquiries of the successor accountant concerning the subject matter of any of such disagreements.

We have provided MB with a copy of the foregoing disclosure, and have requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. We are including as an Exhibit to this Form 8-K, a copy of the letter from MB as required by Item 304(a)(3) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibits

16.1	Letter from MB

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-World USA Holding, Inc.

Dated: January 5, 2016	By:	/s/ Ding Hua Wang
Ding Hua Wang
President and Chief Executive Officer